UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): September 10, 2004


                           BOWLIN TRAVEL CENTERS, INC.
             (Exact name or registrant as specified in its charter)


        NEVADA                         000-31701                 85-0473277
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


      150 LOUISIANA NE, ALBUQUERQUE, NEW MEXICO                    87108
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         505-266-5985
                                                   -----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On September 9, 2004, the Registrant issued a press release announcing its financial results for the quarter ended July 31, 2004. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         99.1 Press Release dated September 10, 2004, announcing financial results for the quarter ended July 31, 2004.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Bowlin Travel Centers, Inc.


Date:  September 10, 2004          By: /s/ Michael L. Bowlin
                                       -----------------------------------------
                                       Michael L. Bowlin, Chairman of the Board,
                                       President and Chief Executive Officer


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